PORTFOLIO OF INVESTMENTS – as of September 30, 2022 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.9% of Net Assets

Non-Convertible Bonds – 80.1%

	ABS Car Loan – 5.5%
$2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A	$2,537,006
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A	2,516,630
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A	1,201,480
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,024,841
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	324,574
1,165,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,108,616
1,565,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	1,418,738
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026, 144A	2,114,798
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A	1,077,227
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,625,493
1,220,863	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025	1,221,237
1,125,000	Carmax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,124,329
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,339,602
610,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	560,261
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	1,102,364
1,267,291	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	1,258,778
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,045,795
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028, 144A	2,162,285
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A	1,257,035
612,463	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025	604,681
635,000	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	622,772
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,419,397
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A	3,222,225
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	2,818,473
3,794,216	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A	3,765,589

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Car Loan – continued
$1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1 1A, Class D, 4.850%, 6/25/2026, 144A	$1,649,027
1,493,000	Hertz Vehicle Financing III LLC, Series 2022-3 3A, Class D, 6.310%, 3/25/2025, 144A	1,419,341
1,050,000	Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.560%, 9/25/2026, 144A	947,917
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	892,769
985,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	965,274
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	3,219,615
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	1,114,336
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	1,593,791
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2 2A, Class D, 5.480%, 9/15/2027, 144A	1,872,530

		53,148,826

	ABS Credit Card – 0.4%
775,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	760,156
2,845,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	2,702,749

		3,462,905

	ABS Home Equity – 6.8%
134,632	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	127,150
134,740	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	128,700
134,403	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	129,453
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	293,569
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	2,157,373
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,197,434
3,138,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	3,088,483
241,090	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	225,507
195,836	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	189,934
123,676	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	111,388
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061, 144A(a)	1,968,074
1,994,990	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)	1,879,766

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$2,914,781	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)	$2,813,290
410,618	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 5.134%, 1/25/2040, 144A(b)	404,637
1,386,309	Connecticut Avenue Securities Trust, Series 2022- R06, Class 1M1, 30-day Average SOFR + 2.750%, 5.031%, 5/25/2042, 144A(b)	1,381,996
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A	1,603,590
245,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.751%, 5/15/2052, 144A(a)	223,973
1,340,000	CoreVest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,064,969
282,585	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	270,045
339,592	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	318,891
34,093	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 3.865%, 9/20/2034(a)	31,519
1,276,329	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)	1,229,890
2,054,696	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	1,888,795
110,495	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	105,324
346,133	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 3.653%, 9/19/2045(b)	223,936
1,066,967	Federal Home Loan Mortgage Corp., Series 2022-DN44, Class M1A, 30-day Average SOFR + 2.200%, 4.481%, 5/25/2042, 144A(b)	1,057,510
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,526,083
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	3,720,845
224,069	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	211,336
239,855	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	192,829
366,377	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 4.304%, 9/25/2034(b)	323,746
1,722,657	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 3.504%, 2/25/2046(b)	1,283,447
653,623	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	615,414
1,432,569	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)	1,423,244
996,283	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	971,216
272,724	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 3.604%, 2/25/2046(b)	242,223
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.750%, 5/25/2034(a)	174,720
152,930	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	142,860

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$117,879	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034	$111,724
154,568	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	147,633
464,877	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	433,682
21,331	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.957%, 5/25/2036(a)	20,815
245,000	Mill City Mortgage Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(a)	201,730
270,520	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	186,798
514,681	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	469,415
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	952,792
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	693,214
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	675,065
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	484,792
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	398,628
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	778,616
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	332,878
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	489,827
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	323,218
1,050,562	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)	977,115
2,336,654	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	2,127,565
2,978,350	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	2,710,072
1,848,656	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	1,706,598
1,789,656	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 3.394%, 7/25/2035(b)	1,166,706
655,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	527,717
3,864,300	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	3,638,386
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	918,399
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	966,466
508,384	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	486,756

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$1,039,766	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(a)	$951,365
1,201,194	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)	1,090,506
3,103,586	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)	2,880,931
1,454,507	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	1,348,787
1,942,440	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)	1,781,341

		64,922,696

	ABS Other – 3.7%
446,936	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	426,629
995,000	Affirm Asset Securitization Trust, Series 2021-A, Class C, 1.660%, 8/15/2025, 144A	963,266
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 7.072%, 2/15/2040, 144A(a)	565,464
1,826,454	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	1,456,546
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	2,015,497
827,218	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)	702,701
422,890	Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, 2.741%, 8/15/2041, 144A	371,090
883,325	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	722,467
470,867	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	461,968
602,978	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A	585,652
305,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	293,941
250,507	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A	239,747
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	960,015
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A	5,805,353
700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	660,157
1,927,634	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	1,624,084
977,494	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	870,746
1,292,169	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	932,705
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	284,667

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Other – continued
$219,306	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	$202,247
212,791	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	197,968
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069, 144A	590,611
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	1,097,892
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A	847,662
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	624,233
3,278,581	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	2,635,947
871,167	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	815,923
995,652	SLAM Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046, 144A	795,356
1,986,819	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A	1,813,251
340,662	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A	307,433
3,766,354	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	3,116,212
1,849,284	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	1,409,339
555,232	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(a)	398,976
731,097	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A	584,088

		35,379,833

	ABS Student Loan – 1.5%
182,597	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A	148,714
1,181,215	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A	1,095,257
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A	971,637
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A	1,644,793
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A	2,824,944
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A	594,307
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	266,861
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A	1,085,697
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062, 144A	652,874

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Student Loan – continued
$405,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day Auction Rate Security, 6.205%, 6/15/2032(b)	$394,027
1,194,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day Auction Rate Security, 6.514%, 3/15/2033(b)	1,157,952
128,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day Auction Rate Security, 6.559%, 3/15/2033(b)	124,136
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	750,877
545,517	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 3.568%, 10/15/2035, 144A(b)	538,321
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	167,768
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	465,049
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)	125,000
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A	1,122,573

		14,130,787

	ABS Whole Business – 1.0%
3,836,656	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	3,629,632
2,990,438	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,550,371
2,516,475	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,485,053
985,500	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	867,764

		9,532,820

	Aerospace & Defense – 0.9%
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	643,441
90,000	Boeing Co. (The), 3.625%, 3/01/2048	55,971
1,915,000	Boeing Co. (The), 3.750%, 2/01/2050	1,236,898
375,000	Boeing Co. (The), 3.825%, 3/01/2059	225,892
325,000	Boeing Co. (The), 3.850%, 11/01/2048	210,359
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049	927,477
2,065,000	Boeing Co. (The), 5.150%, 5/01/2030	1,910,224
1,150,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,093,938
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,340,390
490,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	496,963

		9,141,553

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Airlines – 0.5%
$5,388,936	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	$4,386,917
573,120	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	527,431

		4,914,348

	Automotive – 1.5%
1,640,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,444,304
4,935,000	Aptiv PLC/Aptiv Corp., 2.396%, 2/18/2025	4,605,089
330,000	General Motors Co., 5.200%, 4/01/2045	251,269
2,530,000	General Motors Co., 5.400%, 4/01/2048	1,974,704
2,905,000	General Motors Co., 5.950%, 4/01/2049	2,423,148
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,252,960
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	1,180,319
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(c)	997,253
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	402,845

		14,531,891

	Banking – 6.7%
2,530,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(c)	1,972,159
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(c)	1,710,000
2,025,000	ANZ New Zealand International Ltd., 2.166%, 2/18/2025, 144A	1,891,640
6,540,000	Bank of America Corp., (fixed rate to 02/04/2024, variable rate thereafter), 1.843%, 2/04/2025	6,215,200
1,735,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	1,069,280
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	3,277,295
6,580,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026	6,046,602
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,232,300

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Banking – continued
$5,280,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	$3,555,802
6,595,000	JPMorgan Chase & Co., (fixed rate to 2/24/2025, variable rate thereafter), 2.595%, 2/24/2026	6,135,187
7,370,000	JPMorgan Chase & Co., (fixed rate to 8/09/2024, variable rate thereafter), 0.768%, 8/09/2025	6,756,363
7,615,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 10/11/2024, variable rate thereafter), 0.962%, 10/11/2025	6,934,005
7,575,000	Morgan Stanley, (fixed rate to 10/21/2024, variable rate thereafter), MTN, 1.164%, 10/21/2025	6,903,022
6,595,000	Morgan Stanley, (fixed rate to 2/18/2025, variable rate thereafter), 2.630%, 2/18/2026	6,144,442
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	2,606,225
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	1,932,143

		64,381,665

	Building Materials – 1.2%
7,070,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	5,571,008
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	2,902,200
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,541,719
1,720,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(c)	1,378,158

		11,393,085

	Cable Satellite – 4.0%
12,800,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	11,552,000
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	492,700
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	160,670
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	487,586
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	273,262
11,205,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061	7,138,399
12,090,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	8,221,200
405,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	267,519
405,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	287,860

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Cable Satellite – continued
$885,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	$781,013
3,175,000	DISH DBS Corp., 5.125%, 6/01/2029	1,865,313
6,305,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	5,165,351
1,625,000	Ziggo Bond Co. BV, 6.000%, 1/15/2027, 144A	1,356,875

		38,049,748

	Chemicals – 0.4%
1,330,000	Ashland LLC, 3.375%, 9/01/2031, 144A	1,027,977
2,115,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,709,343
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	174,825
1,105,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	807,302

		3,719,447

	Consumer Cyclical Services – 1.8%
490,000	Expedia Group, Inc., 2.950%, 3/15/2031	380,131
405,000	Expedia Group, Inc., 3.250%, 2/15/2030	328,459
1,080,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.250%, 12/01/2027, 144A	994,703
10,725,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	9,015,703
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	632,400
5,255,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,149,900
320,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	319,494

		16,820,790

	Consumer Products – 0.1%
1,605,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	1,267,950

	Electric – 1.0%
3,805,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(c)	3,129,613
3,860,000	NRG Energy, Inc., 5.750%, 1/15/2028	3,562,321
460,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	279,938
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,416,908

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Electric – continued
$255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	$186,641
685,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	645,276

		9,220,697

	Finance Companies – 4.6%
1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	1,137,943
4,455,000	Aircastle Ltd., 4.250%, 6/15/2026	3,995,904
855,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(c)	641,330
1,530,000	Ares Capital Corp., 2.875%, 6/15/2028	1,204,205
3,400,000	Ares Capital Corp., 3.200%, 11/15/2031	2,423,485
540,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	453,281
1,870,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	1,551,048
6,355,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	5,125,888
2,335,000	FS KKR Capital Corp., 3.125%, 10/12/2028	1,813,213
5,050,000	FS KKR Capital Corp., 3.400%, 1/15/2026	4,455,778
1,040,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	875,725
2,290,000	OneMain Finance Corp., 3.500%, 1/15/2027	1,783,847
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	4,699
2,415,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	1,839,137
1,415,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,135,286
11,490,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	9,421,800
2,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,205,047
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	76,110
5,245,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	3,606,010

		43,749,736

	Financial Other – 0.9%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	162,200
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	116,344

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Financial Other – continued
$430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	$132,758
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	433,048
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	113,961
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	94,612
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	283,730
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	155,831
1,350,000	CFLD Cayman Investment Ltd., 9.000%, 7/31/2023(d)	116,100
670,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(d)	64,910
200,000	CFLD Cayman Investment Ltd., 7.125%, 4/08/2022(d)	16,896
590,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(d)	55,554
870,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(d)	82,058
785,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(d)	66,677
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(d)	46,384
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(d)	42,415
630,000	China Evergrande Group, 8.250%, 3/23/2022(d)	40,446
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(d)	63,954
270,000	China Evergrande Group, 9.500%, 4/11/2022(d)	16,772
220,000	China Evergrande Group, 9.500%, 3/29/2024(d)	14,227
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	224,253
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	386,343
1,115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	1,043,150
1,980,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,733,510
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	116,818
470,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	445,360
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	202,481
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	21,954

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Financial Other – continued
$855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	$94,426
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	487,931
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	217,486
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	227,545
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	100,807
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	135,209
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(e)	65,796
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	37,720
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	93,555
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	85,507
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	75,591
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(d)	58,220
2,620,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(d)	372,695
205,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(d)	29,044
1,090,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(d)	154,965
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027	20,840
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026	120,131
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	270,996
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(d)	21,089
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	26,012
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)	35,293
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(d)	57,691
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(d)	9,036
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(d)	9,376

		9,099,707

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Food & Beverage – 0.9%
$2,055,000	Aramark Services, Inc., 6.375%, 5/01/2025, 144A	$2,013,900
175,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	166,546
1,015,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	830,449
3,975,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	2,876,906
2,980,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	2,898,050

		8,785,851

	Gaming – 1.2%
1,810,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	1,239,258
2,940,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	2,771,979
910,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	846,946
2,670,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029, 144A	2,239,876
1,375,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	1,241,067
1,140,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	1,041,077
985,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	926,912
815,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	800,941

		11,108,056

	Government Owned - No Guarantee – 1.5%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	1,871,070
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	2,252,326
845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	722,478
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)	935,100
6,595,000	Petroleos Mexicanos, 5.950%, 1/28/2031	4,454,263
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035	3,372,375
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,034,565

		14,642,177

	Health Insurance – 0.1%
965,000	Molina Healthcare, Inc., 4.375%, 6/15/2028, 144A	870,912

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Healthcare – 1.8%
$475,000	Charles River Laboratories International, Inc., 4.250%, 5/01/2028, 144A	$413,663
2,365,000	HCA, Inc., 5.875%, 2/15/2026	2,333,088
7,600,000	PerkinElmer, Inc., 0.850%, 9/15/2024	7,047,657
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	315,952
175,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	153,315
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	237,953
7,610,000	Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	7,077,020

		17,578,648

	Independent Energy – 2.6%
3,095,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	2,630,897
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,417,165
410,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	300,241
4,820,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	4,356,598
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,283,963
2,185,000	EQT Corp., 3.625%, 5/15/2031, 144A	1,821,560
3,045,000	EQT Corp., 3.900%, 10/01/2027	2,770,942
585,000	EQT Corp., 5.000%, 1/15/2029	545,826
570,000	EQT Corp., 5.678%, 10/01/2025	566,492
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,688,239
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	680,667
4,240,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	4,244,834
115,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	113,275
180,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	192,150
180,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	200,394
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	311,735
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	135,940

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Independent Energy – continued
$695,000	Ovintiv, Inc., 6.625%, 8/15/2037	$680,199
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	91,766
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	88,547
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	415,580
380,000	Southwestern Energy Co., 4.750%, 2/01/2032	318,478

		24,855,488

	Industrial Other – 0.0%
500,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	380,746

	Leisure – 0.7%
1,880,000	Carnival Corp., 5.750%, 3/01/2027, 144A	1,317,034
580,000	Carnival Corp., 6.000%, 5/01/2029, 144A	380,811
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,186,754
1,405,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	1,169,831
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	420,361
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	176,420
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,164,978

		6,816,189

	Life Insurance – 0.1%
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	941,656

	Local Authorities – 0.0%
67,000,000	Provincia de Buenos Aires, Argentina Badlar Floating Rate Notes + 3.750% 62.098%, 4/12/2025, 144A, (ARS)	200,612

	Lodging – 0.7%
435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	332,149
1,435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	1,158,188
1,605,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	1,472,587
1,125,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	889,094

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Lodging – continued
$1,005,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	$779,272
1,535,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,213,322
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	175,722
960,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	899,272

		6,919,606

	Media Entertainment – 1.8%
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,358,805
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,050,197
1,220,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,025,916
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	973,352
3,215,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,937,988
860,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	808,400
1,325,000	Netflix, Inc., 5.875%, 11/15/2028	1,292,909
1,705,000	Netflix, Inc., 6.375%, 5/15/2029	1,692,671
1,025,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027, 144A	895,389
600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	479,844
805,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	722,512
855,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	739,515
1,315,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	1,082,718

		17,060,216

	Metals & Mining – 1.2%
4,180,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	3,857,012
3,870,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	3,724,875
1,930,000	FMG Resources August Pty Ltd., 4.500%, 9/15/2027, 144A	1,698,400
1,310,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	1,120,207
1,740,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	1,524,638

		11,925,132

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Midstream – 0.6%
$2,340,000	DCP Midstream Operating LP, 5.375%, 7/15/2025	$2,272,468
695,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	561,213
640,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	607,523
2,070,000	Western Midstream Operating LP, 3.350%, 2/01/2025	1,929,654

		5,370,858

	Non-Agency Commercial Mortgage-Backed Securities – 5.2%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 5.358%, 10/15/2037, 144A(b)	2,934,783
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1-month SOFR + 6.870%, 9.792%, 12/15/2023, 144A(b)	2,003,709
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.110%, 5/10/2047, 144A(a)	1,826,569
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	2,404,050
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.454%, 12/10/2044(a)	126,432
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,498,782
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	4,191,867
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.648%, 10/10/2034, 144A(a)	680,565
611,238	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 5.068%, 7/15/2038, 144A(b)	585,201
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.668%, 3/05/2033, 144A(a)	2,482,152
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.302%, 8/10/2044, 144A(a)	446,979
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.302%, 8/10/2044, 144A(a)	1,660,345
1,420,000	GS Mortgage Securities Trust, Series 2013-G1, Class B, 3.772%, 4/10/2031, 144A(a)	1,377,349
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	774,514
1,945,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(a)	1,815,868
2,435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.472%, 12/15/2047, 144A(a)	2,403,457
1,047,558	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.385%, 6/15/2044, 144A(a)	995,183
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.385%, 6/15/2044, 144A(a)	2,007,027
1,350,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.961%, 1/15/2032, 144A(a)	1,303,563
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 5.568%, 11/15/2027, 144A(b)(f)	542,173

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 6.318%, 11/15/2027, 144A(b)(f)	$1,227,179
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 7.218%, 11/15/2027, 144A(b)(f)	375,375
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.870%, 5/10/2063, 144A(a)	46,306
3,094,293	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.432%, 7/15/2046(a)	2,904,303
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	1,430,073
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.273%, 11/15/2059(a)	341,872
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.139%, 9/15/2031, 144A(a)	4,174,404
2,873,701	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.420%, 3/15/2044, 144A(a)	1,166,723
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.987%, 6/15/2044, 144A(a)	1,323,354
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.469%, 12/15/2045(a)	2,091,073
725,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.814%, 6/15/2045(a)	514,748
1,909,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.814%, 6/15/2045, 144A(a)	687,240
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.814%, 6/15/2045, 144A(a)	87,750
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,414,636

		49,845,604

	Pharmaceuticals – 1.9%
685,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	441,619
1,325,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	487,878
145,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	56,224
965,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	360,409
1,960,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	737,059
165,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	61,566
270,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	102,859
380,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	293,463
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	1,591,126
5,755,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	5,565,430

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Pharmaceuticals – continued
$920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	$754,860
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	5,996,725
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	169,862
635,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	523,850
1,015,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	988,006

		18,130,936

	REITs - Health Care – 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	319,473

	REITs - Mortgage – 0.2%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,312,489
390,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	358,800

		1,671,289

	Restaurants – 0.3%
2,885,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	2,499,852

	Retailers – 0.1%
1,070,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	858,675

	Technology – 2.0%
575,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	402,902
2,865,000	Broadcom, Inc., 4.150%, 11/15/2030	2,479,786
1,805,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	1,565,611
2,115,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	1,717,562
490,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	436,100
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,219,325
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	2,944,838
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	270,575
330,000	Global Payments, Inc., 2.900%, 11/15/2031	252,308
1,660,000	Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	1,492,155

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Technology – continued
$330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030	$275,018
3,580,000	Oracle Corp., 3.950%, 3/25/2051	2,374,275
2,470,000	Western Digital Corp., 2.850%, 2/01/2029	1,919,536
1,780,000	Western Digital Corp., 4.750%, 2/15/2026	1,648,244

		18,998,235

	Transportation Services – 0.5%
1,855,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,623,655
1,865,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	1,670,779
1,270,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,225,537

		4,519,971

	Treasuries – 12.6%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	14,433,278
27,125,000	U.S. Treasury Note, 0.125%, 8/15/2023	26,171,387
27,145,000	U.S. Treasury Note, 0.125%, 8/31/2023	26,138,726
28,460,000	U.S. Treasury Note, 1.250%, 7/31/2023(g)	27,768,511
26,640,000	U.S. Treasury Note, 1.375%, 8/31/2023	25,944,862

		120,456,764

	Wireless – 1.6%
4,365,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	3,786,637
1,695,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	1,334,812
1,525,000	IHS Holding Ltd., 6.250%, 11/29/2028, 144A	1,163,118
3,769,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	3,508,487
225,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	160,412
657,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	547,516
3,385,000	SBA Communications Corp., 3.875%, 2/15/2027	3,002,190
1,630,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,291,775

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wireless – continued
$750,000	SoftBank Group Corp., 5.250%, 7/06/2031	$558,750

		15,353,697

	Total Non-Convertible Bonds (Identified Cost $916,524,131)	766,979,127

Convertible Bonds – 3.8%

	Airlines – 0.5%
915,000	JetBlue Airways Corp., 0.500%, 4/01/2026	649,650
3,680,000	Southwest Airlines Co., 1.250%, 5/01/2025	4,200,720

		4,850,370

	Cable Satellite – 0.8%
35,000	Cable One, Inc., Zero Coupon, 6.042%, 3/15/2026(h)	26,583
1,345,000	DISH Network Corp., Zero Coupon, 0.000%-9.514%, 12/15/2025(i)	885,198
1,170,000	DISH Network Corp., 2.375%, 3/15/2024	1,043,640
7,980,000	DISH Network Corp., 3.375%, 8/15/2026	5,490,240

		7,445,661

	Consumer Cyclical Services – 0.3%
235,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.987%, 2/15/2026(i)	157,412
3,150,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(i)	2,610,626

		2,768,038

	Gaming – 0.1%
615,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	860,693

	Healthcare – 0.4%
5,175,000	Teladoc Health, Inc., 1.250%, 6/01/2027	3,784,477

	Leisure – 0.1%
2,110,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	1,307,272

	Media Entertainment – 0.3%
1,560,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(i)	1,075,620
1,420,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(i)	1,114,700

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Convertible Bonds – continued

	Media Entertainment – continued
$460,000	Twitter, Inc., Zero Coupon, 0.000%-1.354%, 3/15/2026(i)	$421,095

		2,611,415

	Pharmaceuticals – 1.0%
2,990,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	2,962,589
4,745,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	4,712,259
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(h)	622,194
1,285,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(h)	1,269,741
505,000	Livongo Health, Inc., 0.875%, 6/01/2025	423,968

		9,990,751

	Technology – 0.3%
85,000	Bentley Systems, Inc., 0.375%, 7/01/2027	64,047
1,260,000	RingCentral, Inc., Zero Coupon, 7.146%-8.016%, 3/15/2026(i)	968,940
1,325,000	Splunk, Inc., 1.125%, 6/15/2027	1,042,479
1,085,000	Unity Software, Inc., Zero Coupon, 7.085%-7.592%, 11/15/2026, 144A(i)	786,625

		2,862,091

	Total Convertible Bonds (Identified Cost $44,190,363)	36,480,768

	Total Bonds and Notes (Identified Cost $960,714,494)	803,459,895

Senior Loans – 0.4%

	Cable Satellite – 0.2%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.00%, 3.764%, 1/31/2029, (EUR)(b)(j)	1,694,176

	Media Entertainment – 0.2%
2,216,436	Playtika Holding Corp., 2021 Term Loan, 1-month LIBOR + 2.750%, 5.865%, 3/13/2028(b)(j)	2,118,713

	Total Senior Loans (Identified Cost $4,351,294)	3,812,889

Collateralized Loan Obligations – 5.9%
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 4.662%, 1/15/2033, 144A(b)	1,234,995
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 5.812%, 1/15/2033, 144A(b)	1,534,464
3,460,000	Aimco CLO 11 Ltd., Series 2020-11A, Class DR, 3-month LIBOR + 3.000%, 5.740%, 10/17/2034, 144A(b)	3,068,927

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 4.690%, 7/16/2031, 144A(b)	$445,391
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 4.512%, 4/15/2033, 144A(b)	2,907,843
500,000	Ares LIX CLO Ltd., Series 2021-59A, Class E, 3-month LIBOR + 6.250%, 9.033%, 4/25/2034, 144A(b)	418,545
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3-month LIBOR + 3.700%, 6.410%, 1/20/2034, 144A(b)	940,554
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 5.860%, 4/20/2031, 144A(b)	349,758
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 5.312%, 1/15/2033, 144A(b)	802,865
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 5.360%, 4/20/2034, 144A(b)	1,572,770
445,000	Battalion CLO XVI Ltd., Series 2019 16A, Class DR, 3-month LIBOR + 3.250%, 5.960%, 12/19/2032, 144A(b)	389,969
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 4.462%, 4/15/2029, 144A(b)	853,869
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 4.860%, 10/20/2029, 144A(b)	426,821
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 4.510%, 1/20/2031, 144A(b)	363,696
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.250%, 5.960%, 7/20/2034, 144A(b)	840,611
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 4.690%, 10/18/2030, 144A(b)	680,753
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 4.683%, 4/24/2030, 144A(b)	248,777
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 8.362%, 10/15/2030, 144A(b)	714,509
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 4.490%, 4/18/2031, 144A(b)	231,457
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 4.362%, 4/15/2029, 144A(b)	283,144
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 8.834%, 11/22/2031, 144A(b)	1,082,110
2,435,000	Generate CLO Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 6.559%, 1/22/2033, 144A(b)	2,207,040
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 5.462%, 10/15/2030, 144A(b)	582,921
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 4.610%, 4/20/2030, 144A(b)	297,970
1,640,000	Greystone Commercial Real Estate Notes CDO Ltd., Series 2021-HC2, Class A, 1-month SOFR + 1.914%, 4.760%, 12/15/2039, 144A(b)	1,601,814
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3-month LIBOR + 4.160%, 6.870%, 1/20/2034, 144A(b)	1,425,630
310,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 5.710%, 4/20/2031, 144A(b)	267,590
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 4.933%, 1/23/2031, 144A(b)	437,159
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 5.783%, 1/23/2031, 144A(b)	268,921
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 4.693%, 1/28/2030, 144A(b)	3,071,759
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 9.940%, 10/20/2032, 144A(b)	1,821,964

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 8.460%, 10/20/2030, 144A(b)	$411,297
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 4.659%, 1/22/2030, 144A(b)	850,954
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 9.092%, 4/21/2034, 144A(b)	385,095
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 8.960%, 7/02/2035, 144A(b)	1,634,920
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3-month LIBOR + 6.400%, 9.159%, 10/22/2036, 144A(b)	4,405,441
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 4.740%, 4/18/2033, 144A(b)	1,602,055
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 5.833%, 7/23/2031, 144A(b)	2,008,081
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 4.660%, 1/20/2033, 144A(b)	1,440,354
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 6.262%, 4/15/2034, 144A(b)	1,764,537
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 4.660%, 7/20/2030, 144A(b)	281,106
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 4.710%, 7/20/2029, 144A(b)	2,425,500
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 5.933%, 7/24/2031, 144A(b)	914,578
1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.800%, 5.510%, 7/20/2034, 144A(b)	1,030,576
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 5.960%, 4/20/2034, 144A(b)	291,542
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 5.612%, 7/15/2031, 144A(b)	814,298
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 4.412%, 10/15/2029, 144A(b)	2,371,104
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 5.693%, 4/25/2031, 144A(b)	808,409
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 4.662%, 4/15/2033, 144A(b)	949,808
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 4.860%, 4/20/2033, 144A(b)	563,335
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 8.533%, 7/25/2031, 144A(b)	705,533

	Total Collateralized Loan Obligations (Identified Cost $61,563,242)	57,033,119

Shares

Common Stocks – 1.9%

	Aerospace & Defense – 0.0%
937	Lockheed Martin Corp.	361,954

	Air Freight & Logistics – 0.0%
1,746	United Parcel Service, Inc., Class B	282,049

	Beverages – 0.0%
4,341	Coca-Cola Co. (The)	243,183

Shares	Description	Value (†)

Common Stocks – continued

	Biotechnology – 0.1%
2,995	AbbVie, Inc.	$401,959

	Capital Markets – 0.1%
487	BlackRock, Inc.	267,987
2,815	Morgan Stanley	222,413

		490,400

	Communications Equipment – 0.0%
3,152	Cisco Systems, Inc.	126,080

	Construction Materials – 0.1%
240,838	Cemex SAB de CV, Sponsored ADR(e)	826,074

	Containers & Packaging – 0.0%
1,014	Packaging Corp. of America	113,862

	Electric Utilities – 0.1%
1,992	Duke Energy Corp.	185,296
3,392	NextEra Energy, Inc.	265,967

		451,263

	Electrical Equipment – 0.0%
1,667	Emerson Electric Co.	122,058

	Food & Staples Retailing – 0.1%
195	Costco Wholesale Corp.	92,093
2,339	Walmart, Inc.	303,368

		395,461

	Health Care Equipment & Supplies – 0.0%
1,916	Abbott Laboratories	185,392

	Health Care Providers & Services – 0.1%
520	Elevance Health, Inc.	236,205
493	UnitedHealth Group, Inc.	248,985

		485,190

	Hotels, Restaurants & Leisure – 0.0%
3,336	Starbucks Corp.	281,091

	Household Products – 0.1%
2,883	Procter & Gamble Co. (The)	363,979

	IT Services – 0.0%
713	Accenture PLC, Class A	183,455

	Life Sciences Tools & Services – 0.0%
238	Thermo Fisher Scientific, Inc.	120,711

	Machinery – 0.1%
950	Cummins, Inc.	193,334
658	Deere & Co.	219,700

		413,034

Shares	Description	Value (†)

Common Stocks – continued

	Media – 0.2%
365,397	Altice USA, Inc., Class A(e)	$2,130,265
3,752	Comcast Corp., Class A	110,046

		2,240,311

	Metals & Mining – 0.0%
3,931	Newmont Corp.	165,220

	Oil, Gas & Consumable Fuels – 0.1%
14,685	California Resources Corp.	564,345
762	Devon Energy Corp.	45,819
1,348	Pioneer Natural Resources Co.	291,882
6,972	Williams Cos., Inc. (The)	199,608

		1,101,654

	Pharmaceuticals – 0.1%
2,628	Bristol-Myers Squibb Co.	186,825
2,430	Johnson & Johnson	396,965
2,494	Merck & Co., Inc.	214,783

		798,573

	REITs - Diversified – 0.0%
707	American Tower Corp.	151,793

	Road & Rail – 0.0%
1,293	Union Pacific Corp.	251,902

	Semiconductors & Semiconductor Equipment – 0.1%
486	Broadcom, Inc.	215,789
3,582	Microchip Technology, Inc.	218,609
2,341	QUALCOMM, Inc.	264,486

		698,884

	Software – 0.0%
1,188	Microsoft Corp.	276,685

	Specialty Retail – 0.0%
697	Home Depot, Inc. (The)	192,330

	Technology Hardware, Storage & Peripherals – 0.0%
1,951	Apple, Inc.	269,628

	Wireless Telecommunication Services – 0.6%
44,807	T-Mobile US, Inc.(e)	6,011,755

	Total Common Stocks (Identified Cost $22,165,728)	18,005,930

Preferred Stocks – 0.5%

Convertible Preferred Stocks – 0.5%

	Midstream – 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	106,831

Shares	Description	Value (†)

Preferred Stocks – continued

	Technology – 0.1%
23,100	Clarivate PLC, Series A, 5.250%	$984,984

	Wireless – 0.4%
3,501	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	3,938,275

	Total Convertible Preferred Stocks (Identified Cost $6,477,979)	5,030,090

	Total Preferred Stocks (Identified Cost $6,477,979)	5,030,090

Other Investments – 0.0%

	Aircraft ABS – 0.0%
900	ECAF I Blocker Ltd.(f)(k) (Identified Cost $9,000,000)	76,590

	Total Investments – 92.6% (Identified Cost $1,064,272,737)	887,418,513
	Other assets less liabilities – 7.4%	70,740,706

	Net Assets – 100.0%	$958,159,219

Written Options – (0.0%)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities – (0.0%)
Accenture PLC, Call	10/21/2022	340.00	(400)	$(102,920)	$(1,267)	$(150)
American Tower Corp., Call	10/21/2022	290.00	(500)	(107,350)	(1,784)	(25)
Apple, Inc., Call	10/21/2022	180.00	(1,500)	(207,300)	(4,526)	(45)
BlackRock, Inc., Call	10/21/2022	740.00	(300)	(165,084)	(2,893)	(105)
Bristol-Myers Squibb Co., Call	10/21/2022	77.50	(1,300)	(92,417)	(1,829)	(143)
Broadcom, Inc., Call	10/21/2022	600.00	(200)	(88,802)	(1,273)	(15)
Coca-Cola Co., Call	10/21/2022	67.50	(3,400)	(190,468)	(1,962)	(51)
Comcast Corp., Call	10/21/2022	40.00	(1,800)	(52,794)	(823)	(36)
Costco Wholesale Corp., Call	10/21/2022	580.00	(100)	(47,227)	(1,097)	(8)
Cummins, Inc., Call	10/21/2022	240.00	(700)	(142,457)	(2,497)	(105)
Deere & Co., Call	10/21/2022	400.00	(500)	(166,945)	(3,859)	(208)
Devon Energy Corp., Call	10/21/2022	85.00	(600)	(36,078)	(1,168)	(33)
Duke Energy Corp., Call	10/21/2022	115.00	(1,500)	(139,530)	(3,101)	(112)
Elevance Health, Inc., Call	10/21/2022	540.00	(300)	(136,272)	(3,140)	(90)
Home Depot, Inc., Call	10/21/2022	340.00	(400)	(110,376)	(1,507)	(28)
Lockheed Martin Corp., Call	10/21/2022	460.00	(600)	(231,774)	(4,960)	(120)
Merck & Co., Inc., Call	10/21/2022	95.00	(1,700)	(146,404)	(2,644)	(127)

Description	Expiration Date	Exercise Price	Shares (††)	Notional Amount	Premiums (Received)	Value (†)
Microchip Technology, Inc., Call	10/21/2022	80.00	(1,700)	(103,751)	(1,338)	(170)
Microsoft Corp., Call	10/21/2022	300.00	(900)	(209,610)	(3,750)	(58)
Morgan Stanley, Call	10/21/2022	97.50	(1,900)	(150,119)	(2,256)	(76)
Newmont Corp., Call	10/21/2022	50.00	(3,100)	(130,293)	(2,037)	(527)
NextEra Energy, Inc., Call	10/21/2022	92.50	(2,700)	(211,707)	(4,933)	(270)
Pioneer Natural Resources Co., Call	10/21/2022	260.00	(1,000)	(216,530)	(5,884)	(650)
Procter & Gamble Co., Call	10/21/2022	155.00	(1,400)	(176,750)	(3,832)	(56)
QUALCOMM, Inc., Call	10/21/2022	165.00	(1,600)	(180,768)	(2,827)	(56)
Starbucks Corp., Call	10/21/2022	92.50	(2,300)	(193,798)	(3,282)	(1,001)
Thermo Fisher Scientific, Inc., Call	10/21/2022	620.00	(100)	(50,719)	(957)	(220)
Union Pacific Corp., Call	10/21/2022	250.00	(600)	(116,892)	(2,200)	(30)
United Parcel Service, Inc., Call	10/21/2022	220.00	(1,200)	(193,848)	(3,681)	(60)
UnitedHealth Group, Inc., Call	10/21/2022	570.00	(300)	(151,512)	(3,695)	(233)
Williams Cos., Inc., Call	10/21/2022	37.00	(5,500)	(157,465)	(2,680)	(550)

Total					$(83,682)	$(5,358)

(†)

Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2022 is disclosed.

(b)	Variable rate security. Rate as of September 30, 2022 is disclosed.
(c)	Perpetual bond with no specified maturity date.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Level 3 security. Value has been determined using significant unobservable inputs.
(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(j)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
(k)	Securities subject to restriction on resale. At September 30, 2022, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$76,590	Less than 0.1%

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $459,352,807 or 47.9% of net assets.

ABS	Asset-Backed Securities
ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate
ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At September 30, 2022, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	6/20/2026	21,525,000	$61,672	$404,801	$343,129
Morgan Stanley Capital Services, Inc.	United Mexican States	(1.00%)	12/20/2026	8,820,000	(3,566)	218,882	222,448

Total						$623,683	$565,577

At September 30, 2022, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation) [2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$1,682,620	$1,681,145

At September 30, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 39 500, 5-Year	(5.00%)	12/20/2027	$39,770,000	$1,686,475	$1,606,200	$(80,275)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	10/26/2022	EUR	S	1,665,000	$1,717,297	$1,634,249	$83,048
Barclays Bank plc	10/26/2022	EUR	S	1,955,000	2,014,602	1,918,893	95,709
Morgan Stanley Capital Services, Inc.	10/11/2022	COP	S	5,186,874,000	1,196,966	1,123,659	73,307
Morgan Stanley Capital Services, Inc.	12/28/2022	EUR	S	1,480,000	1,440,124	1,460,483	(20,359)
Morgan Stanley Capital Services, Inc.	12/28/2022	ZAR	S	319,874,000	17,617,699	17,540,567	77,132

Total							$308,837

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/20/2022	74	$10,108,129	$9,354,062	$(754,067)

At September 30, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/20/2022	510	$63,988,076	$60,427,031	$3,561,045
Ultra Long U.S. Treasury Bond	12/20/2022	153	22,860,393	20,961,000	1,899,393

Total					$5,460,438

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$—	$47,700,877	$2,144,727	$49,845,604
All Other Non-Convertible Bonds*	—	717,133,523	—	717,133,523

Total Non-Convertible Bonds	—	764,834,400	2,144,727	766,979,127

Convertible Bonds*	—	36,480,768	—	36,480,768

Total Bonds and Notes	—	801,315,168	2,144,727	803,459,895

Senior Loans*	—	3,812,889	—	3,812,889
Collateralized Loan Obligations	—	57,033,119	—	57,033,119
Common Stocks*	18,005,930	—	—	18,005,930
Preferred Stocks
Wireless	—	3,938,275	—	3,938,275
Other Industries*	1,091,815	—	—	1,091,815

Total Preferred Stocks	1,091,815	3,938,275	—	5,030,090

Other Investments*	—	—	76,590	76,590

Total Investments	19,097,745	866,099,451	2,221,317	887,418,513

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	565,577	—	565,577
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	1,681,145	—	1,681,145
Forward Foreign Currency Contracts (unrealized appreciation)	—	329,196	—	329,196
Futures Contracts (unrealized appreciation)	5,460,438	—	—	5,460,438

Total	$24,558,183	$868,675,369	$2,221,317	$895,454,869

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options*	$(5,358)	$—	$—	$(5,358)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(80,275)	—	(80,275)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(20,359)	—	(20,359)
Futures Contracts (unrealized depreciation)	(754,067)	—	—	(754,067)

Total	$(759,425)	$(100,634)	$—	$(860,059)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2021 and/or September 30, 2022:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2022
Bonds and Notes
Non-Convertible Bonds

Non-Agency Commercial Mortgage-Backed Securities	$1,932,446	$—	$—	$212,281	$—	$—	$—	$—	$2,144,727	$212,281
Collateralized Loan Obligations	445,000	—	—	—	—	—	—	(445,000)	—	—
Other Investments
Aircraft ABS	783,270	—	—	(706,680)	—	—	—	—	76,590	(706,680)

Total	$3,160,716	$—	$—	$(494,399)	$—	$—	$—	$(445,000)	$2,221,317	$(494,399)

A debt security valued at $445,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2022. At December 31, 2021, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2022, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of September 30, 2022, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of September 30, 2022, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of September 30, 2022, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes and to manage duration and interest rate swap agreements to gain investment exposure and yield curve management.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of September 30, 2022, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$329,196	$—	$—	$329,196
Credit contracts	—	—	623,683	623,683

Total over-the counter asset derivatives	$329,196	$—	$623,683	$952,879

Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$5,460,438	$1,682,620	$7,143,058
Credit contracts	—	—	1,606,200	1,606,200

Total exchange-traded/cleared asset derivatives	$—	$5,460,438	$3,288,820	$8,749,258

Total asset derivatives	$329,196	$5,460,438	$3,912,503	$9,702,137

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(20,359)	$—	$(20,359)
Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(754,067)	$(754,067)
Equity contracts	(5,358)	—	—	(5,358)

Total exchange-traded/cleared liability derivatives	$(5,358)	$—	$(754,067)	$(759,425)

Total liability derivatives	$(5,358)	$(20,359)	$(754,067)	$(779,784)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2022, the Fund did not hold any derivative positions subject to these provisions that are in a net liability position by counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$19,639,621	$19,059,473

Net loss amount reflects cash received as collateral of $559,789.

Industry Summary at September 30, 2022 (Unaudited)

Treasuries	12.6%
ABS Home Equity	6.8
Banking	6.7
ABS Car Loan	5.5
Non-Agency Commercial Mortgage-Backed Securities	5.2
Cable Satellite	5.0
Finance Companies	4.6
ABS Other	3.7
Pharmaceuticals	3.0
Independent Energy	2.6
Technology	2.4
Media Entertainment	2.3
Healthcare	2.2
Consumer Cyclical Services	2.1
Wireless	2.0
Other Investments, less than 2% each	20.0
Collateralized Loan Obligations	5.9

Total Investments	92.6
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	7.4

Net Assets	100.0%